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                           [LOGO OF EXCELSIOR FUNDS]



                                   Tax-Exempt
                                  Fixed Income
                                   Portfolios


                                 ANNUAL REPORT

                                 March 31, 2001

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
LETTER TO SHAREHOLDERS.....................................................   1
ADVISER'S FIXED INCOME MARKET REVIEW.......................................   2
ADVISER'S INVESTMENT REVIEWS
  Long-Term Tax-Exempt Fund................................................   3
  Intermediate-Term Tax-Exempt Fund........................................   4
  Short-Term Tax-Exempt Securities Fund....................................   5
  New York Intermediate-Term Tax-Exempt Fund...............................   6
  California Tax-Exempt Income Fund........................................   7
STATEMENTS OF ASSETS AND LIABILITIES.......................................   8
STATEMENTS OF OPERATIONS...................................................   9
STATEMENTS OF CHANGES IN NET ASSETS........................................  10
FINANCIAL HIGHLIGHTS -- SELECTED PER SHARE DATA AND RATIOS.................  11
PORTFOLIOS OF INVESTMENTS
  Long-Term Tax-Exempt Fund................................................  13
  Intermediate-Term Tax-Exempt Fund........................................  15
  Short-Term Tax-Exempt Securities Fund....................................  17
  New York Intermediate-Term Tax-Exempt Fund...............................  19
  California Tax-Exempt Income Fund........................................  21
NOTES TO FINANCIAL STATEMENTS..............................................  26
INDEPENDENT AUDITORS' REPORT...............................................  32
FEDERAL TAX INFORMATION....................................................  33

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call the appropriate telephone number listed below:

 . Initial Purchase and Prospectus Information and Shareholder Services 1-800-
  446-1012 (From overseas, call 617-557-8280)
 . Current Price and Yield Information 1-800-446-1012
 . Internet Address: http://www.excelsiorfunds.com

This report must be preceded or accompanied by a current prospectus.

Prospectuses containing more complete information including charges and expenses regarding Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. may be obtained by contacting the Funds at 1-800-446-1012.

Investors should read the current prospectus carefully prior to investing or sending money.

Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. are distributed by Edgewood Services, Inc.

You may write to Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. at the following address:

    Excelsior Funds
    c/o J.P. Morgan Investors Services Co.
    P.O. Box 2798
    Boston, MA 02208-2798

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY, THEIR PARENT OR AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

                            LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------

Dear Shareholder:

  The fiscal year ended March 31, 2001 proved to be a highly challenging one in the financial markets. In many respects, as we look back over the fiscal year, financial markets performed as a polar opposite to that of fiscal year 2000.

  Domestically, the effects of several Federal Reserve interest rate hikes in late fiscal 2000 began to impact the economy. Oil prices began to rise. Concerns over slowing corporate earnings growth became a renewed focus of investors. Formerly high-flying technology and growth stocks were brought back to more realistic valuation levels. Internationally, many of these same factors combined with a weak Euro and Yen to further dampen equity performance. On the positive side, the bond market began to rally as investors moved out of equities and into fixed income securities. Finally, as the fiscal year closed, the Federal Reserve began cutting interest rates, reversing the tightening it began the year before. We are cautiously optimistic that this action will prove to be the precursor to a market recovery over the next year.

  During the next year, we will continue our efforts to enhance your investing experience with Excelsior. We are in the process of redesigning our website, excelsiorfunds.com, to provide you with greater servicing options as well as direct access to your account. You will be receiving further information from Excelsior as we approach the rollout of these enhanced services.

  As always, we appreciate your confidence in selecting Excelsior to fulfill your investment needs. We remain committed to providing you with first-class investment products and are confident that the broad array of domestic and international equity as well as taxable and tax-exempt fixed-income funds will help you to meet your financial objectives.

                                          Sincerely,

                                          /s/ Frederick S. Wonham
                                          Frederick S. Wonham
                                          Chairman of the Board and President

                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                     ADVISER'S FIXED INCOME MARKET REVIEW
-------------------------------------------------------------------------------


The fiscal year that ended on March 31, 2001, was characterized by climbing and then consistently high oil prices, concerns about the economy (from near inflation to near recession), very low unemployment numbers (a possible harbinger of inflation), changing interest rates (the Fed first tightened and then eased monetary policy) and mounting problems among equities--all of which had an effect on the bond markets.

The fiscal year began with a two-month-long rise in Treasury rates that spiked slightly above 6% at the long end--a result, in large part, of some of the issues mentioned above. Moving into June, however, investor speculation began to turn after leading economic indicators appeared to weaken. This resulted in a rally in Treasuries. By quarter end, yields had come down ten points at the short end and remained basically unchanged at the intermediate and long ends. Municipal securities followed a similar pattern--down through much of the quarter, rallying a little at the end, and finishing down five basis points for five-year securities, flat at ten years, up a few basis points at the long end.

This general downward trend continued into the second fiscal quarter, though mostly for intermediate issues, and was prompted by a perceived end to Fed tightening and further evidence of a slowing economy. Also driving rates lower were a limited supply of Treasuries and municipal securities--a result of the government's buyback program--and heightened demand, as investors increasingly shifted away from equities. As a result, although 30-year Treasuries were essentially unchanged in yield for the quarter (largely due to high oil prices), five-year Treasuries declined in yield by 30 basis points. On the taxable side, credit spreads tightened, with higher-quality outperforming lower-quality issues.

There was a sustained rally in the fiscal third quarter, the upshot of crumbling equity markets, a clearly slowing economy and a growing consensus (later validated) that the Fed would begin easing in the new year. Treasury bonds declined in the period, basically across the board. Municipal securities continued to benefit from a lack of new issuance as well as healthy demand, as investors turned their backs on struggling equities. Among taxables, the yield spread widened between high- and lower-grade securities, as higher-quality issues again outperformed in the period.

In the fourth fiscal quarter of 2001, cash continued to flow out of equities and into the front-end of the Treasury curve. Meanwhile, the swift downturn in the U.S. economy motivated numerous rate cuts by the Fed. Yields for the period fell at the short end, remained flat among intermediates, and climbed slightly at the long end. Finally, taxable fixed income securities outperformed Treasuries during the quarter.

EXCELSIOR TAX-EXEMPT FUNDS, INC.                      LONG-TERM TAX-EXEMPT FUND
-------------------------------------------------------------------------------
For the twelve months ended March 31, 2001, the Fund posted a total return of 11.69%* and ranked 13 out of 273 funds, based on total return, in the Lipper General Municipal Debt Fund category**. The Fund's long-term performance has also been very strong, ranking 39 and 2 among 186 and 85 funds, respectively, for the same Lipper category for the five and ten years ended March 31, 2001, with cumulative total returns of 33.79%* and 111.26%*, respectively. We started the fiscal first quarter in a relatively defensive position with roughly 32% cash, which we began to deploy in late May, after the market had sold off considerably. Most new additions to the Fund were high-quality longer-term discount bonds. The duration of the Fund increased accordingly, from roughly 9 years to slightly over 12 years by quarter end. Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer duration are more sensitive to changes in interest rates than securities of shorter durations. Heading into the fiscal second quarter, as we were satisfied with the Fund's structure, investment activity remained minimal through most of the period. Toward the end of the quarter, however, given the Fund's strong performance, we did raise some cash-- increasing reserves from 12% to about 30%. We also reduced the average maturity of the Fund by about five years. In the fiscal third quarter, we lowered the Fund's average maturity to about 18 years. The Fund's cash position finished the quarter where it started at roughly 30%. During the period, however, we had invested roughly half of the Fund's cash in discount bonds to take advantage of the rally, which we feel proved successful. Heading into quarter end, however, we began to sell investments to bring the cash position back toward its previous level. The Fund's upward momentum slowed somewhat in the fiscal fourth quarter, because of our emphasis on the longer end of the maturity spectrum at a time when the yield curve steepened. Investment activity in the period was minimal, as we maintained a defensive stance. We began the quarter with 33% cash; a single purchase in the period lowered cash to roughly 30% and the Fund's average maturity to about 18 years. Comfortable with the structure and strategy, we ended the year on a cautious note, maintaining a basically defensive posture.

            Long-Term Tax-Exempt Fund+
   Average Annual Total Return Ended on 3/31/01*
     1 year          5 years        10 years
     11.69%           5.98%           7.76%
                                    [GRAPH]
                         Long-Term               Lehman Brothers Current
                      Tax-Exempt Fund            Municipal Bond Index***
3/31/91                   10,000                         10,000
3/31/92                   10,919                         10,987
3/31/93                   12,705                         12,397
3/31/94                   13,007                         14,132
3/31/95                   14,439                         15,001
3/31/96                   15,822                         16,131
3/31/97                   16,653                         16,949
3/31/98                   18,681                         18,694
3/31/99                   19,694                         19,837
3/31/00                   18,904                         18,854
3/31/01                   21,114                         20,664
Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.
  The above illustration compares a $10,000 investment made in Long-Term Tax-Exempt Fund and a broad-based index over the past ten fiscal years. All dividends and capital gain distributions are reinvested.
  The Fund's performance takes into account fees and expenses. The Lehman Brothers Current Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade tax exempt bond market, calculated by using municipal bonds selected as representative of the market. The Index does not take into account charges, fees and other expenses. Further, information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Lipper Analytical Services, Inc.--Lipper is an independent mutual fund performance monitor.
*** Source: Lehman Brothers.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower.

EXCELSIOR TAX-EXEMPT FUNDS, INC.              INTERMEDIATE-TERM TAX-EXEMPT FUND
-------------------------------------------------------------------------------
For the fiscal year ended March 31, 2001, the Fund realized a total return of 10.07%* and ranked 17 out of 119 funds, based on total return, in the Lipper Intermediate Municipal Debt Fund category** for the same period. The Fund has performed well in the longer term, ranking 20 and 6 among 100 and 24 funds, respectively, for the same Lipper category for the five and ten years ended March 31, 2001, with cumulative total returns of 31.53%* and 87.44%*, respectively. In the fiscal first quarter, we increased the duration of the portfolio slightly, concentrating purchases on 10-year high quality non-callable securities. Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with a longer duration are more sensitive to changes in interest rates than securities of shorter durations. Entering the fiscal second quarter, as we remained satisfied with the Fund's structure and strategy, investment activity was minimal. We began and ended the period with roughly an 8-year average life. We maintained little cash in the quarter -- about 3%-4%. We feel this strategy proved successful. The same was true of the fiscal third quarter. We did, however, take advantage of a trading opportunity in the period. We began the quarter with about 10% cash, which we put back into the market in October as the market rallied. Most purchases were concentrated in 8- to 10-year high-quality noncallable securities, and this raised the Fund's average maturity to slightly over 8 years. Heading into quarter end, however, we began to increase cash again, bringing the average maturity back down to about 7.5 years. For the final quarter of the fiscal year, investment activity was minimal. We began the quarter with a roughly 7-year average life and 10%-12% cash and by the end of the quarter the average maturity had run off to slightly less than 7 years. We ended the fiscal year on a cautious note, maintaining a basically defensive posture.

        Intermediate-Term Tax-Exempt Fund+
   Average Annual Total Return Ended on 3/31/01*
     1 year          5 years        10 years
     10.07%           5.62%           6.47%
                                    [GRAPH]
                Intermediate-Term                Lehman Brothers 5 Year
                 Tax-Exempt Fund              Municipal G.O. Bond Index***
3/31/91             10,000                               10,000
3/31/92             10,795                               10,300
3/31/93             12,057                               10,747
3/31/94             12,368                               11,251
3/31/95             13,152                               11,878
3/31/96             14,260                               12,680
3/31/97             14,896                               13,624
3/31/98             16,208                               14,827
3/31/99             17,106                               16,294
3/31/00             17,007                               17,695
3/31/01             18,826                               19,361
Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.
  The above illustration compares a $10,000 investment made in Intermediate-Term Tax-Exempt Fund and a broad-based index over the past ten fiscal years. All dividends and capital gain distributions are reinvested.
  The Fund's performance takes into account fees and expenses. The Lehman Brothers 5 year Municipal G.O. Bond Index is an unmanaged total return performance benchmark for investment-grade tax-exempt government obligation bonds maturing in five years, calculated by using municipal bonds selected as representative of the market. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Lipper Analytical Services, Inc. -- Lipper is an independent mutual fund performance monitor.
*** Source: Lehman Brothers.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower.

EXCELSIOR TAX-EXEMPT FUNDS, INC.          SHORT-TERM TAX-EXEMPT SECURITIES FUND
-------------------------------------------------------------------------------

We began the Fund's fiscal year at the peak of the yield curve -- the 2- to 3-year area. While the average maturity remained the same, the yield increased by roughly 40 basis points during the first fiscal quarter. We continued to implement this strategy in the fiscal first quarter, purchasing securities in the middle of the yield curve, finishing the quarter essentially fully invested. As a result, in the fiscal second quarter, we left the Fund virtually unchanged, which we feel proved effective. Entering the fiscal third quarter, as we remained satisfied with the Fund's structure and strategy, investment activity was minimal. We did extend some of the shortest paper when opportunities presented themselves, but essentially we began an ended the period fully invested with a two-year average life. In the final quarter of the fiscal year, we incurred substantial cash flow into the Fund. Putting this cash to work proved difficult, as there wasn't much paper available. In our efforts, we did lower the maturity of the Fund to around 1.5 years; we didn't want to extend yet, given the drop in rates. We ended the fiscal year on a cautious note, maintaining a basically defensive posture.

      Short-Term Tax-Exempt Securities Fund+
   Average Annual Total Return Ended on 3/31/01*
     1 year          5 years        Since Inception (12/31/92)
     5.94%             4.07%                   4.05%
                                    [GRAPH]
                Short-Term Tax-Exempt
                   Securities Fund           Lehman 3 Yr. Muni Bond Index
 12/31/92              10,000                           10,000
  3/31/93              10,165                           10,203
  3/31/94              10,425                           10,480
  3/31/95              10,784                           11,000
  3/31/96              11,369                           11,710
  3/31/97              11,773                           12,210
  3/31/98              12,363                           12,960
  3/31/99              12,921                           13,647
  3/31/00              13,101                           13,919
  3/31/01              13,879                           15,023


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.
  The above illustration compares a $10,000 investment made in Short-Term Tax-Exempt Securities Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested.
  The Fund's performance takes into account fees and expenses. The Lehman Brothers 3 Year Municipal Bond Index is an unmanaged total return performance benchmark for investment-grade tax exempt bonds maturing in three years, calculated by using municipal bonds selected as representative of the market. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Lehman Brothers.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower.

EXCELSIOR TAX-EXEMPT FUNDS, INC.     NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND
-------------------------------------------------------------------------------

We increased the duration of the Fund slightly in the fiscal first quarter. Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer duration are more sensitive to changes in interest rates than securities of shorter durations. Specifically, we concentrated our purchases on 10-year non-callable high quality securities. In the ensuing two quarters, as we were satisfied with the structure and strategy of the Fund, investment activity was minimal. In the fiscal second quarter, we maintained about an 8-year average life and little cash -- about 3%-4%. We feel this strategy proved successful. In the fiscal third quarter, we did take advantage of a trading opportunity; we began the quarter with about 10% cash, which we put back into the market in October as the market rallied. Most purchases were concentrated in 8- to 10-year high-quality noncallable securities, and this raised the Fund's average maturity to slightly over 8 years. Heading into quarter end, however, we began to increase cash again, bringing the average maturity back down to about 7.5 years. For the final quarter of the fiscal year, investment activity was minimal. We began the quarter with a roughly 7-year average life and 10%-12% cash and by the end of the quarter the average maturity had run off to slightly less than 7 years. We ended the fiscal year on a cautious note, maintaining a basically defensive posture.

    New York Intermediate-Term Tax-Exempt Fund+
   Average Annual Total Return Ended on 3/31/01*
     1 year          5 years        10 years
     10.02%           5.43%          5.84%
                                    [GRAPH]
             New York Intermediate-Term
                   Tax-Exempt Fund              Lehman 5-Yr Muni Bond Index
3/31/91                10,000                              10,000
3/31/92                10,742                              10,905
3/31/93                11,738                              12,038
3/31/94                11,957                              12,396
3/31/95                12,681                              13,103
3/31/96                13,539                              14,059
3/31/97                14,143                              14,649
3/31/98                15,324                              15,770
3/31/99                16,115                              16,673
3/31/00                16,033                              16,823
3/31/01                17,748                              18,411


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund's income may be subject to the Alternative Minimum Tax.
  The above illustration compares a $10,000 investment made in New York Intermediate-Term Tax-Exempt Fund and a broad-based index over the past ten fiscal years. All dividends and capital gain distributions are reinvested.
  The Fund invests primarily in New York municipal securities and its performance takes into account fees and expenses. The Lehman Brothers 5 Year Municipal Bond Index is an unmanaged total return performance benchmark for investment-grade tax exempt bonds maturing in five years, calculated by using municipal bonds selected as representative of the market. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Lehman Brothers.
+ The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower.

EXCELSIOR TAX-EXEMPT FUNDS, INC.              CALIFORNIA TAX-EXEMPT INCOME FUND
-------------------------------------------------------------------------------

After rising sharply in 1999 and the first part of 2000, bond interest rates declined steadily beginning in May 2000, well in advance of the first Federal open market Committee rate cut in January 2001. Municipal bond yields fell in tandem with taxable yields, driven lower yet by light new issue supply. The California market found bonds especially scarce through the summer months, and California yields were at times as much as 50 basis points lower than national market yields. This unusual yield relationship shifted abruptly during the first quarter of calendar 2001, when electricity shortages combined with the dramatic slowdown in local technology-based industries to threaten the State's economic growth and weaken the State's credit. The State's role in providing financial support for continued electricity flows, as well as the actual and potential loss of tax revenues, raised concerns about credit quality in the local bond market. The Fund takes a very conservative approach to credit quality, with a large majority of holdings earning a triple-A rating by virtue of pre-refunding, bond insurance, or other factors. We will watch developments closely, but we feel the portfolio is very well positioned to withstand economic difficulty. As the fiscal year ended, on March 31, 2001, many California bonds were yielding more than comparable non-California bonds. The shift of the California market from relatively overvalued to relatively undervalued impacted the performance of all California bond portfolios, including the Fund. The background climate of falling rates, however, allowed for strong performance nonetheless.

         California Tax-Exempt Income Fund+
   Average Annual Total Return Ended on 3/31/01*
     1 year          Since Inception (10/1/96)
     7.09%                     4.74%
                                    [GRAPH]
               California Tax-Exempt         Merrill Lynch 3-7 Year
                    Income Fund               Municipal Bond Index
  10/1/96             10,000                         10,000
  3/31/97             10,105                         10,188
  3/31/98             10,855                         10,975
  3/31/99             11,370                         11,611
  3/31/00             11,498                         11,718
3/32/2001             12,313                         12,890

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund's income may be subject to the Alternative Minimum Tax.
  The above illustration compares a $10,000 investment made in California Tax-Exempt Income Fund and a broad-based index since 10/1/96 (inception date). All dividends and capital gain distributions are reinvested.
  The Fund invests primarily in California municipal securities and its performance takes into account fees and expenses. The Merrill Lynch 3-7 Year Municipal Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principle amount having a Moody's investment grade rating and maturities of three to seven years. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Merrill Lynch.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower.

Excelsior Tax-Exempt Funds, Inc.
Statements of Assets and Liabilities
March 31, 2001

                                                                        New York
                                          Intermediate-  Short-Term   Intermediate-
                             Long-Term        Term       Tax-Exempt       Term       California
                             Tax-Exempt    Tax-Exempt    Securities    Tax-Exempt    Tax-Exempt
                                Fund          Fund          Fund          Fund       Income Fund
                            ------------  -------------  -----------  -------------  -----------
  ASSETS:
   Investments, at cost-
    see
    accompanying
    portfolios............  $132,852,007  $344,466,410   $81,691,927  $137,826,643   $52,758,875
                            ============  ============   ===========  ============   ===========
   Investments, at value
    (Note 1)..............  $134,425,900  $359,630,000   $82,788,665  $143,069,600   $54,145,997
   Interest receivable....     1,634,353     4,674,777     1,070,291     1,779,425       697,094
   Receivable for fund
    shares sold...........         1,000       458,638         5,298       100,000           --
   Prepaid expenses.......         2,032         4,539           554         1,246         1,019
   Unamortized
    organization costs
    (Note 5)..............           --            --            --            --          3,152
                            ------------  ------------   -----------  ------------   -----------
   Total Assets...........   136,063,285   364,767,954    83,864,808   144,950,271    54,847,262
  LIABILITIES:
   Payable for dividends
    declared..............       368,844     1,014,881       230,825       416,120       167,771
   Payable for fund shares
    redeemed..............        67,993     1,044,867       235,242           123           --
   Payable for investments
    purchased.............           --     21,334,272           --            --            --
   Investment advisory
    fees payable (Note
    2)....................        51,359        72,290        17,836        52,021        20,174
   Administration fees
    payable (Note 2)......        17,803        49,473        10,202        23,576         8,048
   Administrative
    servicing fees payable
    (Note 2)..............        14,772        38,483         6,306         6,487        15,740
   Directors' fees payable
    (Note 2)..............         1,508           --          1,544         1,645           697
   Accrued expenses and
    other payables........        25,917        43,332        27,212        29,596        30,249
                            ------------  ------------   -----------  ------------   -----------
   Total Liabilities......       548,196    23,597,598       529,167       529,568       242,679
                            ------------  ------------   -----------  ------------   -----------
  NET ASSETS..............  $135,515,089  $341,170,356   $83,335,641  $144,420,703   $54,604,583
                            ============  ============   ===========  ============   ===========
  NET ASSETS consist of:
   Undistributed
    (distributions in
    excess of) net
    investment income.....  $     41,585  $     69,764   $      (123) $        --    $    13,538
   Accumulated net
    realized gain (loss)
    on investments........    (5,390,218)   (2,631,582)     (821,063)   (2,010,377)       80,417
   Unrealized appreciation
    of investments........     1,573,893    15,163,590     1,096,738     5,242,957     1,387,122
   Par value (Note 4).....        14,082        35,648        11,651        16,361         7,480
   Paid in capital in
    excess of par value...   139,275,747   328,532,936    83,048,438   141,171,762    53,116,026
                            ------------  ------------   -----------  ------------   -----------
  Total Net Assets........  $135,515,089  $341,170,356   $83,335,641  $144,420,703   $54,604,583
                            ============  ============   ===========  ============   ===========
  Shares of Common Stock
   Outstanding............    14,082,438    35,647,641    11,651,089    16,361,249     7,479,644
  NET ASSET VALUE PER
   SHARE..................         $9.62         $9.57         $7.15         $8.83         $7.30
                                   =====         =====         =====         =====         =====

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Statements of Operations
Year Ended March 31, 2001

                                                                        New York
                                            Intermediate- Short-Term  Intermediate- California
                                Long-Term       Term      Tax-Exempt      Term      Tax-Exempt
                               Tax-Exempt    Tax-Exempt   Securities   Tax-Exempt     Income
                                  Fund          Fund         Fund         Fund         Fund
                               -----------  ------------- ----------  ------------- ----------
  INVESTMENT INCOME:
   Interest income..........   $ 6,151,585   $14,380,618  $2,644,633   $ 6,185,420  $2,499,718
                               -----------   -----------  ----------   -----------  ----------
  EXPENSES:
   Investment advisory fees
   (Note 2).................       603,501     1,061,660     174,188       669,149     297,961
   Administration fees
   (Note 2).................       183,464       461,064      88,255       203,422      90,580
   Administrative servicing
   fees (Note 2)............        89,232       205,890      38,710        31,752      88,780
   Shareholder servicing
   agent fees...............        44,063        22,972      15,599        14,337      29,614
   Custodian fees...........        30,175        76,729      16,423        33,825      14,901
   Registration and filing
   fees.....................        18,060        15,255      20,326        16,839      17,374
   Legal and audit fees.....        12,838        26,358       4,832         2,058      17,646
   Shareholder reports......         8,314        32,263       5,505        13,956       7,703
   Directors' fees and
   expenses (Note 2)........         5,817        12,410       3,943         6,792       4,301
   Amortization of
   organization costs
   (Note 5).................           --          3,916         --            --        6,289
   Miscellaneous expenses...         5,371        16,306       8,208        10,534       5,875
                               -----------   -----------  ----------   -----------  ----------
   Total Expenses...........     1,000,835     1,934,823     375,989     1,002,664     581,024
   Fees waived and
   reimbursed by investment
   adviser and
   administrators (Note 2)..       (71,741)     (202,421)    (38,502)      (31,428)   (282,796)
                               -----------   -----------  ----------   -----------  ----------
   Net Expenses.............       929,094     1,732,402     337,487       971,236     298,228
                               -----------   -----------  ----------   -----------  ----------
  NET INVESTMENT INCOME.....     5,222,491    12,648,216   2,307,146     5,214,184   2,201,490
                               -----------   -----------  ----------   -----------  ----------
  REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  (Note 1):
   Net realized gain (loss)
   on security
   transactions.............       233,736    (2,613,761)   (142,948)      535,842     125,285
   Change in unrealized
   appreciation/depreciation
   of investments during the
   year.....................     7,584,231    19,285,064   1,209,496     7,132,986   1,836,609
                               -----------   -----------  ----------   -----------  ----------
  Net realized and
  unrealized gain on
  investments...............     7,817,967    16,671,303   1,066,548     7,668,828   1,961,894
                               -----------   -----------  ----------   -----------  ----------
   Net increase in net
   assets resulting from
   operations...............   $13,040,458   $29,319,519  $3,373,694   $12,883,012  $4,163,384
                               ===========   ===========  ==========   ===========  ==========

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Statements of Changes in Net Assets

                                                                          New York
                                            Intermediate-  Short-Term   Intermediate-
                               Long-Term        Term       Tax-Exempt       Term        California
                               Tax-Exempt    Tax-Exempt    Securities    Tax-Exempt     Tax-Exempt
                                  Fund          Fund          Fund          Fund       Income Fund
                              ------------  -------------  -----------  -------------  ------------
  Year Ended March 31, 2001
  Net investment income.....  $  5,222,491  $ 12,648,216   $ 2,307,146  $  5,214,184   $  2,201,490
  Net realized gain (loss)
   on investments...........       233,736    (2,613,761)     (142,948)      535,842        125,285
  Change in unrealized
   appreciation/depreciation
   of investments during the
   year.....................     7,584,231    19,285,064     1,209,496     7,132,986      1,836,609
                              ------------  ------------   -----------  ------------   ------------
  Net increase in net assets
   resulting from
   operations...............    13,040,458    29,319,519     3,373,694    12,883,012      4,163,384
  Distributions to
   shareholders from net
   investment income........    (5,222,641)  (12,648,216)   (2,307,146)   (5,214,184)    (2,201,490)
  Increase (decrease) in net
   assets from fund share
   transactions (Note 4)....     5,699,750    31,827,613    28,043,278    10,373,697    (12,390,942)
                              ------------  ------------   -----------  ------------   ------------
  Net increase (decrease) in
   net assets...............    13,517,567    48,498,916    29,109,826    18,042,525    (10,429,048)
  NET ASSETS:
   Beginning of year........   121,997,522   292,671,440    54,225,815   126,378,178     65,033,631
                              ------------  ------------   -----------  ------------   ------------
   End of year (1)..........  $135,515,089  $341,170,356   $83,335,641  $144,420,703   $ 54,604,583
                              ============  ============   ===========  ============   ============
   (1) Including
       undistributed
       (distributions in
       excess of) net
       investment income....  $     41,585  $     69,764   $      (123) $        --    $     13,538
                              ============  ============   ===========  ============   ============
  Year Ended March 31, 2000
  Net investment income.....  $  6,942,069  $ 12,466,315   $ 1,617,964  $  5,546,162   $  2,331,454
  Net realized loss on
   investments..............    (5,551,954)      (17,821)     (359,297)   (2,546,219)       (34,204)
  Change in unrealized
   appreciation/depreciation
   of investments during the
   year.....................    (9,976,476)  (14,981,103)     (578,736)   (4,535,806)    (1,617,902)
                              ------------  ------------   -----------  ------------   ------------
  Net increase (decrease) in
   net assets resulting from
   operations...............    (8,586,361)   (2,532,609)      679,931    (1,535,863)       679,348
  Distributions to
   shareholders:
   From net investment
    income..................    (6,933,273)  (12,396,542)   (1,617,964)   (5,499,882)    (2,331,454)
   From net realized gain on
    investment..............    (1,016,099)     (129,800)          --     (1,457,670)           --
  Increase (decrease) in net
   assets from fund share
   transactions (Note 4)....   (43,914,211)  (16,257,424)   10,002,568   (19,955,492)     1,774,688
                              ------------  ------------   -----------  ------------   ------------
  Net increase (decrease) in
   net assets...............   (60,449,944)  (31,316,375)    9,064,535   (28,448,907)       122,582
  NET ASSETS:
   Beginning of year........   182,447,466   323,987,815    45,161,280   154,827,085     64,911,049
                              ------------  ------------   -----------  ------------   ------------
   End of year (2)..........  $121,997,522  $292,671,440   $54,225,815  $126,378,178   $ 65,033,631
                              ============  ============   ===========  ============   ============
 --------
   (2) Including
       undistributed
       (distributions in
       excess of) net
       investment income....  $     41,735  $     69,764   $      (123) $        (31)  $     13,538
                              ============  ============   ===========  ============   ============

 --------


                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Financial Highlights -- Selected Per Share Data and Ratios


 For a Fund share outstanding throughout each period.



                                                                                      Dividends   Distributions
                           Net Asset             Net Realized             Dividends  in Excess of   From Net
                            Value,      Net     and Unrealized Total From  From Net      Net      Realized Gain
                           Beginning Investment  Gain (Loss)   Investment Investment  Investment       on
                           of Period   Income   on Investments Operations   Income      Income     Investments
                           --------- ---------- -------------- ---------- ---------- ------------ -------------
  LONG-TERM TAX-EXEMPT FUND -- (2/5/86*)
   Year Ended March 31,
   1997...................   $9.53     $0.46        $ 0.03       $0.49      $(0.46)        --        $(0.13)
   1998...................    9.43      0.44          0.71        1.15       (0.43)        --         (0.12)
   1999...................   10.03      0.42          0.12        0.54       (0.42)        --         (0.28)
   2000...................    9.87      0.42         (0.82)      (0.40)      (0.42)        --         (0.06)
   2001...................    8.99      0.40          0.63        1.03       (0.40)        --           --
  INTERMEDIATE-TERM TAX-EXEMPT FUND -- (12/3/85*)
   Year Ended March 31,
   1997...................   $9.12     $0.40           --        $0.40      $(0.41)        --           --
   1998...................    9.11      0.42        $ 0.37        0.79       (0.41)        --        $(0.01)
   1999...................    9.48      0.38          0.14        0.52       (0.35)     $(0.03)       (0.13)
   2000...................    9.49      0.37         (0.43)      (0.06)      (0.37)        --           --
   2001...................    9.06      0.38          0.51        0.89       (0.38)        --           --
  SHORT-TERM TAX-EXEMPT SECURITIES FUND -- (12/31/92*)
   Year Ended March 31,
   1997...................   $7.05     $0.26        $(0.01)      $0.25      $(0.27)        --           --
   1998...................    7.03      0.27          0.08        0.35       (0.27)        --           --
   1999...................    7.11      0.26          0.06        0.32       (0.26)        --           --
   2000...................    7.17      0.25         (0.15)       0.10       (0.25)        --           --
   2001...................    7.02      0.28          0.13        0.41       (0.28)        --           --
  NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND -- (5/31/90*)
   Year Ended March 31,
   1997...................   $8.44     $0.36        $ 0.01       $0.37      $(0.36)        --           --
   1998...................    8.45      0.35          0.34        0.69       (0.35)        --           --
   1999...................    8.79      0.33          0.12        0.45       (0.33)        --        $(0.11)
   2000...................    8.80      0.32         (0.37)      (0.05)      (0.32)        --         (0.09)
   2001...................    8.34      0.33          0.49        0.82       (0.33)        --           --
  CALIFORNIA TAX-EXEMPT INCOME FUND -- (10/1/96*)
   Period ended March 31,
   1997...................   $7.00     $0.12        $(0.05)      $0.07      $(0.12)        --           --
   Year Ended March 31,
   1998...................    6.95      0.28          0.23        0.51       (0.28)        --           --
   1999...................    7.18      0.27          0.07        0.34       (0.27)        --           --
   2000...................    7.25      0.26         (0.18)       0.08       (0.26)        --           --
   2001...................    7.07      0.26          0.23        0.49       (0.26)        --           --

  * Commencement of Operations
 (1) Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrators.
 (2) Not Annualized
 (3) Annualized
 (4) Amount represents less than $0.01 per share.




                       See Notes to Financial Statements

                                                  Ratio of    Ratio of
                                                     Net        Gross
                                                  Operating   Operating    Ratio of
                   Net Asset               Net    Expenses    Expenses       Net
                    Value,               Assets,     to          to       Investment
                      End                  End     Average     Average      Income    Portfolio    Fee
         Total        of     Total      of Period    Net         Net      to Average  Turnover   Waivers
     Distributions  Period   Return      (000's)   Assets     Assets(1)   Net Assets    Rate     (Note 2)
     ------------- --------- ------     --------- ---------   ---------   ----------  ---------  --------


        $(0.59)     $ 9.43    5.47%     $107,926    0.74%       0.81%        4.80%       125%     $0.01
         (0.55)      10.03   12.18%      149,535    0.74%       0.81%        4.40%        83%      0.01
         (0.70)       9.87    5.42%      182,447    0.76%       0.86%        4.17%        88%      0.01
         (0.48)       8.99   (4.01)%     121,998    0.75%       0.83%        4.54%        78%      0.01
         (0.40)       9.62   11.69%      135,515    0.77%       0.83%        4.33%        60%      0.01


        $(0.41)     $ 9.11    4.58%     $244,050    0.58%       0.64%        4.56%        28%       --
         (0.42)       9.48    8.81%      271,016    0.58%       0.64%        4.47%        30%       --
         (0.51)       9.49    5.53%      323,988    0.58%       0.64%        3.95%        48%       --
         (0.37)       9.06   (0.58)%     292,671    0.57%       0.64%        4.06%        91%     $0.01
         (0.38)       9.57   10.07%      341,170    0.57%       0.64%        4.17%        84%      0.01


        $(0.27)     $ 7.03    3.55%     $ 41,078    0.58%       0.65%        3.73%        87%       --
         (0.27)       7.11    5.01%       42,345    0.59%       0.65%        3.76%        58%       --
         (0.26)       7.17    4.51%       45,161    0.58%       0.65%        3.58%        47%       --
         (0.25)       7.02    1.39%       54,226    0.56%       0.63%        3.54%       130%       -- (4)
         (0.28)       7.15    5.94%       83,336    0.58%       0.65%        3.97%        42%       -- (4)


        $(0.36)     $ 8.45    4.46%     $102,252    0.72%       0.75%        4.25%        89%       --
         (0.35)       8.79    8.35%      131,294    0.71%       0.74%        4.08%        47%       --
         (0.44)       8.80    5.16%      154,827    0.73%       0.75%        3.75%        65%       --
         (0.41)       8.34   (0.51)%     126,378    0.73%       0.75%        3.82%        64%       -- (4)
         (0.33)       8.83   10.02%      144,421    0.73%       0.75%        3.90%        39%       -- (4)


        $(0.12)     $ 6.95    2.12%(2)  $ 13,232    0.66%(3)    1.53%(3)     3.69%(3)      7%(3)  $0.03
         (0.28)       7.18    7.42%       32,566    0.50%       1.24%        3.90%        14%      0.05
         (0.27)       7.25    4.74%       64,911    0.50%       1.08%        3.65%         5%      0.04
         (0.26)       7.07    1.13%       65,034    0.50%       0.95%        3.67%        16%      0.03
         (0.26)       7.30    7.09%       54,605    0.50%       0.97%        3.69%         6%      0.03


                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2001
Long-Term Tax-Exempt Fund




 Principal                                                            Value
   Amount                                                            (Note 1)
 ----------                                                        ------------

 TAX-EXEMPT SECURITIES -- 86.16%
 $5,000,000 Chicago, Illinois, General Obligation Bonds, (FGIC),
            5.250%, 01/01/2028..................................     $4,964,050
  5,000,000 Florida State Board of Education Capital Outlay
            General Obligation Bonds, Series A,
            5.000%, 06/01/2027..................................      4,864,500
  5,000,000 Florida State Turnpike Authority Revenue Bonds,
            Series B, (FGIC), 5.000%, 07/01/2027................      4,885,300
  5,000,000 Fulton County, Georgia, Water & Sewer Revenue Bonds,
            (FGIC), 4.750%, 01/01/2028..........................      4,683,400
  5,000,000 Joliet, Illinois, Regional Marine Terminal Port
            Distribution Revenue Bonds, 3.700%, 10/01/2024+.....      5,000,000
  5,000,000 Keller, Texas, Independent School District Revenue
            Bonds, 4.875%, 08/15/2031...........................      4,638,050
  5,000,000 Long Island Power Authority, New York, Electric
            System Revenue Bonds, Series A, (MBIA),
            5.250%, 12/01/2026..................................      5,021,300
  5,000,000 Louisville & Jefferson County, Kentucky,
            Metropolitan Sewer District Revenue Bonds, Sewer &
            Drain Systems, Series A, (FGIC), 4.750%,
            05/15/2028..........................................      4,667,750
  5,000,000 Massachusetts State Port Authority Revenue Bonds,
            Series A, 5.000%, 07/01/2027........................      4,815,700
  5,000,000 Massachusetts State Turnpike Authority, Metropolitan
            Highway Systems Revenue Bonds, Series A, (AMBAC),
            5.250%, 01/01/2029..................................      5,010,000
  5,000,000 Massachusetts State Turnpike Authority, Metropolitan
            Highway System Revenue Bonds, Series A, (AMBAC),
            4.750%, 01/01/2034..................................      4,552,750
  5,000,000 Metropolitan Transportation Authority, New York,
            Commuter Facilities Revenue Bonds, Series B, (FGIC),
            4.750%, 07/01/2026..................................      4,645,550
  5,000,000 Minneapolis, Minnesota, Various Convention Center,
            General Obligation Bonds, 3.35%, 12/01/2018+........      5,000,000
  5,000,000 New Jersey Health Care Facilities Financing
            Authority Revenue Bonds, St. Barnabas Health Center,
            Series B, (MBIA), 4.750%, 07/01/2028................      4,673,800

 Principal                                                            Value
   Amount                                                            (Note 1)
 ----------                                                        ------------

 TAX-EXEMPT SECURITIES -- (continued)
 $5,000,000 New York City, New York, Municipal Water Finance
            Authority, Water & Sewer System Revenue Bonds,
            Series A, (AMBAC), 5.125%, 06/15/2021...............   $  5,007,050
  5,000,000 New York City, New York, Municipal Water Finance
            Authority, Water & Sewer System Revenue Bonds,
            Series B, (MBIA), 5.500%, 06/15/2027................      5,127,900
 15,000,000 New York City, New York, Transitional Financing
            Authority Revenue Bonds, Future Tax Secured, Series
            C, 4.750%, 05/01/2023...............................     14,025,900
  5,000,000 New York State Dormitory Authority, New York
            Presbyterian Hospital Revenue Bonds, (AMBAC),
            4.750%, 08/01/2027..................................      4,611,700
  5,000,000 Port Seattle, Washington, Revenue Bonds, Series A,
            (FGIC), 5.500%, 10/01/2022..........................      5,107,600
  5,790,000 Purdue University, Indiana, University Revenue
            Bonds, 3.500%, 07/01/2011+..........................      5,790,000
  5,000,000 University of Missouri, University Systems
            Facilities Revenue Bonds, Series B,
            3.450%, 11/01/2030+.................................      5,000,000
  5,000,000 Utah, State Board of Regents, University of Utah
            Auxiliary & Campus Revenue Bonds, Series A, (MBIA),
            4.750%, 04/01/2025..................................      4,667,600
                                                                   ------------
                                                                    116,759,900
                                                                   ------------
 TAX-EXEMPT SECURITIES -- BACKED BY
 LETTERS OF CREDIT -- 12.77%
            BANK OF AMERICA N.A.
            --------------------
  5,000,000 Mecklenburg County, North Carolina, Public
            Improvement General Obligation Bonds, Series C,
            3.450%, 02/01/2020+.................................      5,000,000
            CREDIT SUISSE FIRST BOSTON
            --------------------------
  6,600,000 Washington State Public Power Supply Systems Project
            No. 2, Electric Revenue Bonds, (MBIA), Series 2A-1,
            3.400%, 07/01/2012+.................................      6,600,000
            MORGAN GUARANTY TRUST
            ---------------------
  5,700,000 Missouri State Health & Educational Facilities
            Authority, Educational Facilities Revenue Bonds,
            Washington University, Series A, 3.750%,
            09/01/2030+.........................................      5,700,000
                                                                   ------------
                                                                     17,300,000
                                                                   ------------

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2001
Long-Term Tax-Exempt Fund -- (continued)


                                                                       Value
   Shares                                                             (Note 1)
 ----------                                                         ------------

 OTHER INVESTMENTS -- 0.27%
    366,000 Shearson Provident Tax-Exempt Municipal Fund.........   $    366,000
                                                                    ------------

TOTAL INVESTMENTS (Cost $132,852,007*)....................  99.20% $134,425,900
OTHER ASSETS AND LIABILITIES (NET)........................   0.80     1,089,189
                                                           ------  ------------
NET ASSETS................................................ 100.00% $135,515,089
                                                           ======  ============

--------
* Aggregate cost for Federal tax and book purposes.
+ Variable rate demand bonds and notes are payable upon not more than seven business days notice.
AMBAC--American Municipal Bond Assurance Corp.
FGIC--Financial Guaranty Insurance Corp.
MBIA--Municipal Bond Insurance Assoc.

Note:
 These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Investment Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

 At March 31, 2001, approximately, 13% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, which the Fund relies on. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

 At March 31, 2001, approximately, 11% and 28% of the net assets are invested in Massachussetts and New York municipal securities, respectively. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2001
Intermediate-Term Tax-Exempt Fund




  Principal                                                           Value
   Amount                                                            (Note 1)
 -----------                                                       ------------

 TAX-EXEMPT SECURITIES -- 99.08%

 $10,000,000 Alabama State Public School & College Authority,
             Capital Improvement Revenue Bonds, Series D,
             (FGIC), 5.750%, 08/01/2010.........................    $11,192,400
  10,000,000 Arapahoe County, Colorado Capital Improvement Trust
             Fund, Highway Revenue Bonds, Series E,
             7.000%, 08/31/2026.................................     11,621,500
  10,000,000 Arizona State Transportation Board Highway Revenue
             Bonds, Series A,
             6.000%, 07/01/2008.................................     11,252,700
  10,000,000 Atlanta, Georgia Metropolitan Transportation
             Revenue Bonds, (MBIA),
             6.250%, 07/01/2007.................................     11,278,300
  10,000,000 Chicago, Illinois, General Obligation Bonds, Series
             A, (FGIC),
             5.000%, 01/01/2008.................................     10,536,900
  10,000,000 Connecticut State Special Tax Obligation Revenue
             Bonds, Transportation Infrastructure, Series A,
             (FGIC), 5.500%, 10/01/2010.........................     11,033,700
  10,000,000 Florida State Division Board Finance Department,
             General Services Revenue Bonds, Series A,
             Environmental Protection-Preservation 2000, (FGIC),
             5.375%, 07/01/2010.................................     10,896,400
  10,000,000 Georgia Municipal Electric Power Authority, Revenue
             Bonds, Series CC, (MBIA), 4.800%, 01/01/2006.......     10,434,000
  10,000,000 Georgia State General Obligation Bonds, Series C,
             6.500%, 04/01/2010.................................     11,715,800
   5,200,000 Harris County, Texas Industrial Development
             Corporation, Shell Oil Company Project,
             3.750%, 04/01/2027+................................      5,200,000
  10,000,000 Hawaii State General Obligation Bonds, Series CT,
             (FSA), 5.750%, 09/01/2010..........................     11,083,600
  10,000,000 Honolulu, Hawaii, City & County General Obligation
             Bonds, Series C, (FGIC), 5.500%, 11/01/2006........     10,820,500
  10,000,000 Jacksonville, Florida, Electric Authority Revenue
             Bonds, St. Johns River, Issue 2-15,
             5.500%, 10/01/2006.................................     10,861,300

  Principal                                                          Value
   Amount                                                           (Note 1)
 -----------                                                      ------------

 TAX-EXEMPT SECURITIES -- (continued)

 $10,000,000 Jefferson County, Colorado School District No. R-
             001 General Obligation Bonds, (MBIA),
             6.500%, 12/15/2011.................................  $ 11,936,200
  10,000,000 Kentucky State Turnpike Authority, Economic
             Development Road Revitalization Projects Revenue
             Bonds, (AMBAC), 5.500%, 07/01/2008.................    10,888,500
  10,000,000 Long Island Power Authority, New York, Electric
             Systems Revenue Bonds, Series A, (AMBAC), 5.500%,
             12/01/2009.........................................    11,003,500
  10,000,000 Lower Colorado River Authority of Texas, Revenue
             Bonds,
             Series B, (FSA),
             6.000%, 05/15/2010.................................    11,312,400
  10,000,000 Maryland State & Local Facilities, Public
             Improvements Correctional Facilities, 3rd Series,
             5.700%, 10/15/2006.................................    10,700,000
  10,000,000 Massachussetts State Water Resource Authority
             Revenue Bonds, Series D, (MBIA), 5.500%,
             08/01/2009.........................................    10,941,500
  10,000,000 New Jersey State General Obligation Bonds, Series
             D, 6.000%, 02/15/2011..............................    11,432,200
  10,000,000 New Jersey State Transportation Trust Fund
             Authority, Transportation Systems Revenue Bonds,
             Series A, 5.000%, 06/15/2002.......................    10,204,600
  10,000,000 New Jersey State Transportation Trust Fund,
             Transportation Systems Revenue Bonds, Series B,
             (MBIA),
             6.500%, 06/15/2011.................................    11,827,200
  10,000,000 New Jersey State Turnpike Authority Revenue Bonds,
             Series A, (MBIA), 5.750%, 01/01/2010...............    11,139,100
  10,000,000 New York State Dormitory Authority, State
             University Educational Facilities Revenue Bonds,
             Series B, (FSA), 5.250%, 05/15/2011................    10,797,600
  10,000,000 Ohio State Higher Education Capital Facilities
             Revenue Bonds, Series II-A, 5.500%, 12/01/2008.....    10,932,200

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2001
Intermediate-Term Tax-Exempt Fund -- (continued)




  Principal                                                           Value
   Amount                                                            (Note 1)
 -----------                                                       ------------

 TAX-EXEMPT SECURITIES -- (continued)
 $10,000,000 Oklahoma State, Grand River Dam Authority Revenue
             Bonds, (AMBAC), 6.250%, 06/01/2011.................   $ 11,590,600
   7,610,000 Purdue University, Indiana, Various Student Fees,
             University Revenue Bonds, Series H, 3.500%,
             07/01/2017+........................................      7,610,000
  10,000,000 Salt River Project, Arizona Agricultural
             Improvement & Power Distribution, Electric Systems
             Revenue Bonds, Series C,
             6.500%, 01/01/2009.................................     11,577,500
  10,000,000 Texas State General Obligation Bonds, Series A,
             6.000%, 10/01/2009.................................     11,305,000
  10,000,000 University of Missouri, Various Systems Facilities,
             University Revenue Bonds, Series B, 3.450%,
             11/01/2030+........................................     10,000,000
  14,900,000 Valdez, Alaska, Marine Terminal, Revenue Bonds,
             Exxon Pipeline Company Project,
             3.700%, 10/01/2025+................................     14,900,000
                                                                   ------------
                                                                    338,025,200
                                                                   ------------
   Shares
 -----------

 OTHER INVESTMENTS -- 6.33%
   6,606,800 Dreyfus Tax-Exempt Cash Management Fund............      6,606,800
  14,998,000 Shearson Tax-Exempt Municipal Fund.................     14,998,000
                                                                   ------------
                                                                     21,604,800
                                                                   ------------

TOTAL INVESTMENTS
(Cost $344,466,410*)...................................... 105.41% $359,630,000
OTHER ASSETS AND LIABILITIES (NET)........................  (5.41)  (18,459,644)
                                                           ------  ------------
NET ASSETS................................................ 100.00% $341,170,356
                                                           ======  ============

--------
* Aggregate cost for Federal tax book purposes.
+ Variable rate demand bonds and notes are payable upon not more than seven business days notice.
AMBAC--American Municipal Bond Assurance Corp.
FGIC--Financial Guaranty Insurance Corp.
FSA--Financial Security Assurance
MBIA--Municipal Bond Insurance Assoc.

Note:
 These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Investment Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.
 At March 31, 2001, approximately, 12% of the net assets are invested in New Jersey municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2001
Short-Term Tax-Exempt Securities Fund




 Principal                                                             Value
   Amount                                                            (Note 1)
 ----------                                                         -----------

 TAX-EXEMPT SECURITIES -- 98.72%

 $2,000,000 Alabama State General Obligation Bonds, Series A,
            5.500%, 10/01/2003...................................    $2,099,040
  2,000,000 Arizona State Transportation Board Excise Tax Revenue
            Bonds, Maricopa County Regional Area Project, Series
            A, (AMBAC),
            5.500%, 07/01/2002...................................     2,053,720
  2,000,000 Clark County, Nevada, School District General
            Obligation Bonds, Series A, (MBIA),
            5.250%, 06/15/2003...................................     2,076,300
  2,000,000 Dallas, Texas, General Obligation Bonds,
            6.000%, 02/15/2002...................................     2,049,320
  2,000,000 Georgia State General Obligation Bonds, Series B,
            5.750%, 08/01/2002...................................     2,062,640
  2,000,000 Hawaii State Highway Revenue Bonds, (FGIC),
            5.000%, 07/01/2003...................................     2,066,660
  2,000,000 Honolulu, Hawaii, City & County General Obligation
            Bonds, Series C, (FGIC),
            5.000%, 07/01/2003...................................     2,066,660
  2,000,000 Illinois State, General Obligation Bonds,
            5.000%, 06/01/2003...................................     2,062,180
  3,000,000 Klein, Texas, Independent School District, General
            Obligation Bonds, 5.000%, 08/01/2002.................     3,069,300
  2,000,000 Knoxville, Tennessee, General Obligation Bonds,
            5.000%, 06/01/2002...................................     2,038,920
  3,000,000 Maine State General Obligation Bonds,
            5.500%, 06/15/2002...................................     3,076,680
  3,000,000 Maryland, State & Local Facilities, Public
            Improvements 2nd Series, 5.000%, 07/15/2002..........     3,064,050
  2,000,000 Metropolitan Goverment Nashville & Davidson
            County,Tennessee, General Obligation Bonds, Series A,
            5.125%, 11/15/2002...................................     2,056,200
  2,000,000 Mississippi State General Obligation Bonds, Series E,
            5.000%, 09/01/2002...................................     2,045,520
  3,000,000 New Hampshire Municipal Bond Bank, General
            Obligation, Series B, (FSA),
            5.000%, 08/15/2012...................................     3,068,550
  2,000,000 New Hampshire Municipal Bond Bank, Revenue Bonds,
            Series A, (AMBAC),
            5.250%, 08/15/2002...................................     2,052,320

 Principal                                                             Value
   Amount                                                            (Note 1)
 ----------                                                         -----------


 $2,000,000 New Jersey State General Obligation Bonds, Series D,
            5.400%, 02/15/2003...................................    $2,073,400
  2,000,000 New Mexico State Severence Tax, Revenue Bonds, Series
            B, 4.750%, 07/01/2003................................     2,056,400
  5,000,000 Pennsylvania State General Obligation Bonds, 1st
            Series, 5.000%, 01/15/2003...........................     5,133,550
  2,300,000 Purdue University, Indiana, University Revenues
            Bonds, Series K, 3.500%, 07/01/2020+.................     2,300,000
  2,000,000 Salt River Project, Arizona Agricultural Improvement
            & Power Distribution Electric Systems Revenue Bonds,
            Series A, 5.400%, 01/01/2004.........................     2,097,340
  2,000,000 Shelby County, Tennessee, General Obligation Bonds,
            Series A,
            6.750%, 04/01/2003...................................     2,128,360
  2,000,000 South Carolina, State Capital Improvement General
            Obligation Bonds, Series B, 5.750%, 08/01/2002.......     2,064,500
  5,000,000 South Carolina, State Capital Improvement General
            Obligation Bonds, Series B, 5.200%, 02/01/2005.......     5,160,450
  2,000,000 South Carolina State Public Services Authority
            Revenue Bonds, Series A, 5.000%, 01/01/2003..........     2,054,600
  2,000,000 Stamford, Connecticut, General Obligation Bonds,
            5.000%, 07/15/2002...................................     2,044,980
  2,000,000 Texas State, Texas Parks & Wildlife Department
            General Obligation Revenue Bonds,
            5.600%, 10/01/2004...................................     2,069,080
  3,500,000 University of Cincinnati, Ohio, General Revenue
            Bonds, Series O, 6.300%, 06/01/2012..................     3,739,505
  2,000,000 University of Texas, Permanent University Fund
            Revenue Bonds, 5.000%, 07/01/2002....................     2,041,180
  2,000,000 University of Texas, University Financing Systems
            Revenue Bonds, Series A,
            6.000%, 08/15/2002...................................     2,070,540
  2,000,000 Utah State General Obligation Bonds, Series A,
            5.000%, 07/01/2002...................................     2,040,940
  2,000,000 Virgina College Building Authority Educational
            Facilities Revenue Bonds, 21st Century College
            Program,
            5.750%, 02/01/2002...................................     2,042,740

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2001
Short-Term Tax-Exempt Securities Fund -- (continued)




 Principal                                                             Value
   Amount                                                            (Note 1)
 ----------                                                         -----------


 $2,000,000 Virginia State Public School Authority Revenue Bonds,
            6.000%, 01/01/2002...................................   $ 2,042,380
  2,000,000 Wisconsin State General Obligation Bonds, Series A,
            6.000%, 05/01/2003...................................     2,102,860
                                                                    -----------
                                                                     82,270,865
                                                                    -----------
   Shares
 ----------

 OTHER INVESTMENTS -- 0.62%
    517,800 Shearson Provident Tax-Exempt Municipal Fund+........       517,800
                                                                    -----------

TOTAL INVESTMENTS (Cost $81,691,927*)......................  99.34% $82,788,665
OTHER ASSETS AND LIABILITIES (NET).........................   0.66      546,976
                                                            ------  -----------
NET ASSETS................................................. 100.00% $83,335,641
                                                            ======  ===========

--------
* Aggregate cost for Federal Tax and Book purposes
+ Variable Rate demand bonds and notes are payable upon not more than seven business days notice.
AMBAC--American Municipal Bond Assurance Corp.
FGIC--Financial Guaranty Insurance Corp.
FSA--Financial Security Assurance
MBIA--Municipal Bond Insurance Assoc.

Note:
 These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Investment Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

 At March 31, 2001, approximately, 11% and 14% of the net assets are invested in South Carolina and Texas municipal securities respectively. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2001
New York Intermediate-Term Tax-Exempt Fund




  Principal                                                            Value
   Amount                                                             (Note 1)
 -----------                                                        ------------

 TAX-EXEMPT SECURITIES -- 90.57%
 $ 5,000,000 Hempstead Town, New York, General Obligation Bonds,
             (AMBAC), 5.500%, 02/15/2006.........................   $ 5,385,500
  10,000,000 Long Island Power Authority, New York, Electric
             Systems General Revenue Bonds, Series A, (AMBAC),
             5.500%, 12/01/2009..................................    11,003,500
   5,000,000 Metropolitan Transportation Authority of New York,
             Transportation Facilities Revenue Bonds, Series A,
             (FGIC), 5.000%, 04/01/2010..........................     5,293,150
   5,000,000 Metropolitan Transportation Authority of New York,
             Transportation Facilities Revenue Bonds, Series M,
             (FGIC), 5.500%, 07/01/2008..........................     5,463,900
   5,000,000 Municipal Assistance Corp., City of New York Revenue
             Bonds, Series G, 6.000%, 07/01/2006.................     5,530,500
   5,000,000 Nassau County, New York Interim Financial Authority
             Revenue Bonds, Series A, (MBIA),
             5.750%, 11/15/2011..................................     5,616,000
  10,000,000 New York City, New York, City Transitional Finance
             Authority, Future Tax Revenue Bonds, Series A,
             5.250%, 08/15/2009..................................    10,709,400
   5,000,000 New York State Dormitory Authority, Columbia
             University Revenue Bonds, Series A,
             5.750%, 07/01/2008..................................     5,565,000
   5,000,000 New York State Dormitory Authority, Cornell
             University Revenue Bonds, 5.125%, 07/01/2006........     5,336,400
   6,000,000 New York State Energy Research & Development
             Authority, Pollution Control Revenue Bonds, New York
             State Electric & Gas Co., Series D,
             3.700%, 10/01/2029+.................................     6,000,000
   5,000,000 New York State Environmental Facilities Corp.,
             Pollution Control Revenue Bonds, State Water
             Revolving Fund, Series E, (MBIA),
             5.500%, 06/15/2007..................................     5,456,450

  Principal                                                           Value
   Amount                                                            (Note 1)
 -----------                                                       ------------

 TAX-EXEMPT SECURITIES -- (continued)
 $ 5,000,000 New York State Local Government Assistance Corp.
             Revenue Bonds, Series A, (FGIC),
             5.000%, 04/01/2009.................................   $ 5,300,500
  10,000,000 New York State Power Authority & General Purpose
             Revenue Bonds, Series A,
             5.000%, 02/15/2007.................................    10,581,900
   5,000,000 New York State Thruway Authority Highway & Bridge
             Transportation Fund Revenue Bonds, Series C,
             (FGIC),
             5.500%, 04/01/2008.................................     5,450,300
   5,000,000 New York State Urban Development Corp.,
             Correctional Facilities Revenue Bonds, Series A,
             6.500%, 01/01/2010.................................     5,794,100
   5,000,000 New York City, New York, Health & Hospital Corp.,
             Health System Revenue Bonds, Series A,
             3.350%, 02/15/2026+................................     5,000,000
   5,000,000 New York, New York, Transitional Financial
             Authority, Future Tax Revenue Bonds, Series C,
             5.500%, 11/01/2010.................................     5,507,950
   5,000,000 Puerto Rico Commonwealth Electric Power Authority
             Revenue Bonds, Series BB, (MBIA),
             6.000%, 07/01/2011.................................     5,796,750
   5,000,000 Suffolk County, New York, Industrial Development
             Agency, Southwest Sewer Systems Revenue Bonds,
             (FGIC), 6.000%, 02/01/2008.........................     5,588,650
  10,000,000 Triborough Bridge & Tunnel Authority, New York,
             Special Obligation Revenue Bonds,
             Series A, (FGIC), 5.250%, 01/01/2014...............    10,428,200
                                                                   -----------
                                                                   130,808,150
                                                                   -----------
 TAX-EXEMPT SECURITIES -- ESCROWED IN
 U.S. GOVERNMENTS -- 3.92%
   5,000,000 New York City, New York, Municipal Water Financial
             Authority, Water & Sewer
             System Revenue Bonds, Series B, 6.250%, 06/15/2020
             (Prerefunded 06/15/2006 @ 101).....................     5,661,650
                                                                   -----------

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2001
New York Intermediate-Term Tax-Exempt Fund -- (continued)




  Principal                                                           Value
   Amount                                                            (Note 1)
 -----------                                                       ------------

 TAX-EXEMPT SECURITIES -- BACKED BY
 LETTERS OF CREDIT -- 2.98%
             CHASE MANHATTAN BANK
 $1,300,000  New York City, New York, Asian Society Cultural
             Resources Revenue Bonds, 3.450%, 04/01/2030+.......    $1,300,000
             MORGAN GUARANTY TRUST
  3,000,000  Port Authority New York & New Jersey Special
             Purpose Loan Obligation Revenue Bonds, 3.700%,
             06/01/2020+........................................     3,000,000
                                                                    ----------
                                                                     4,300,000
                                                                    ----------
   Shares
 ----------

 OTHER INVESTMENTS -- 1.59%
  2,299,800  Provident Institutional New York Tax-Exempt Money
             Fund...............................................     2,299,800
                                                                    ----------

TOTAL INVESTMENTS
(Cost $137,826,643*)......................................  99.06% $143,069,600
OTHER ASSETS AND LIABILITIES
(NET).....................................................   0.94     1,351,103
                                                           ------  ------------
NET ASSETS................................................ 100.00% $144,420,703
                                                           ======  ============

--------
*  Aggregate cost for Federal tax and book purposes.
+ Variable rate demand bonds and notes are payable upon not more than seven business days notice.
AMBAC--American Municipal Bond Assurance Corp.
FGIC--Financial Guaranty Insurance Corp.
MBIA--Municipal Bond Insurance Assoc.
Note:
 These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Investment Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

 At March 31, 2001, approximately, 93% of the net assets are invested in New York municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2001
California Tax-Exempt Income Fund




 Principal                                                             Value
   Amount                                                            (Note 1)
 ----------                                                         -----------

 TAX-EXEMPT SECURITIES -- 80.79%
 $  595,000 Berkeley, California, Unified School District,
            General Obligation Bonds, (FGIC),
            4.375%, 08/01/2006...................................   $   617,723
    605,000 Beverly Hills, California, Public Financing Authority
            Lease Revenue Bonds, Series A, (MBIA),
            4.000%, 06/01/2002...................................       612,024
    250,000 Burbank, California, Unified School District, General
            Obligation Bonds, (FGIC),
            4.100%, 08/01/2003...................................       255,163
     35,000 California Educational Facilities Authority, Santa
            Clara University Revenue Bonds, (MBIA),
            4.900%, 09/01/2006...................................        37,252
    150,000 California Educational Facilities Authority, Stanford
            University Revenue Bonds, Series J,
            5.900%, 11/01/2003...................................       155,390
    225,000 California Health Facilities Financing Authority
            Revenue Bonds, Cedars-Sinai Medical Center,
            Series A, (MBIA),
            4.250%, 08/01/2003...................................       229,889
    275,000 California State Department of Transportation,
            Certificates of Participation, Series A, (MBIA),
            4.400%, 03/01/2004...................................       282,931
    500,000 California State Department of Water Resources,
            Central Valley Project Revenue Bonds, Series U,
            4.000%, 12/01/2006...................................       509,365
  1,000,000 California State Department of Water Resources,
            Central Valley Project Revenue Bonds, Series T,
            5.000%, 12/01/2011...................................     1,053,800
    250,000 California State Public Works Board, Lease Revenue
            Bonds, Department of Corrections, Series D, (MBIA),
            4.850%, 09/01/2008...................................       265,642
    700,000 California State Public Works Board, Lease Revenue
            Bonds, Department of Health Services, Series A,
            4.350%, 11/01/2003...................................       705,411
    750,000 California State, General Obligation Bonds,
            6.250%, 04/01/2008...................................       851,062
    750,000 California State, General Obligation Bonds, (MBIA),
            7.500%, 10/01/2007...................................       904,485
    315,000 Central Coast Water Authority, California, Revenue
            Bonds, State Water Project Regional Facilities,
            Series A, (AMBAC),
            6.000%, 10/01/2005...................................       347,744

 Principal                                                             Value
   Amount                                                            (Note 1)
 ----------                                                         -----------

 TAX-EXEMPT SECURITIES -- (continued)
 $  550,000 Central Valley School District Financing Authority,
            California, School District General Obligation
            Revenue Bonds, Series A, (MBIA), 5.850%, 08/01/2004..   $   592,894
  1,000,000 Central Valley School District Financing Authority,
            California, School District General Obligation
            Revenue Bonds, Series A, (MBIA), 6.150%, 08/01/2009..     1,149,370
    545,000 Chino Basin, California, Regional Financing Authority
            Revenue Bonds, Municipal Water District Sewer System
            Project, (AMBAC),
            7.000%, 08/01/2005...................................       619,033
    350,000 Contra Costa County, California, Certificates of
            Participation, Capital Projects Program, (AMBAC),
            4.625%, 02/01/2007...................................       366,247
  1,000,000 Contra Costa County, California, Transportation
            Authority, Sales Tax Revenue Bonds, Series A, (FGIC),
            6.000%, 03/01/2004...................................     1,072,820
    550,000 Contra Costa County, California, Transportation
            Authority, Sales Tax Revenue Bonds, Series A, (FGIC),
            6.000%, 03/01/2007...................................       615,637
  1,000,000 Contra Costa County, California, Transportation
            Authority, Sales Tax Revenue Bonds, Series A, (FGIC),
            6.000%, 03/01/2008...................................     1,128,000
    750,000 East Bay, California, Regional Park District General
            Obligation Bonds, 5.000%, 09/01/2007.................       801,615
    250,000 Escondido, California, Unified School District,
            Series A, (FGIC),
            5.000%, 09/01/2008...................................       268,037
    155,000 Fresno, California, Sewer Revenue Bonds, Series A-1,
            (AMBAC), 4.800%, 09/01/2006..........................       164,218
    695,000 Golden West Schools Financing Authority, California,
            School District General Obligation Revenue Bonds,
            Series A, (MBIA)
            6.200%, 02/01/2003...................................       731,383
    200,000 Industry California, Urban Development Agency, Tax
            Allocation Bonds, (MBIA),
            4.300%, 05/01/2002...................................       202,790
    745,000 Los Altos,California, Unified School District General
            Obligation Bonds, Series A, (FSA),
            5.000%, 08/01/2006...................................       795,839
    200,000 Los Angeles County, California, Public Works
            Financing Authority, Lease Revenue Bonds, Series A,
            (MBIA),
            6.000%, 09/01/2003...................................       212,778

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2001
California Tax-Exempt Income Fund -- (continued)




 Principal                                                             Value
   Amount                                                            (Note 1)
 ----------                                                         -----------

 TAX-EXEMPT SECURITIES -- (continued)
 $  655,000 Los Angeles County, California, Public Works
            Financing Authority, Revenue Bonds, Regional Park &
            Open Space District, Series A, 5.000%, 10/01/2004....   $   690,331
    300,000 Los Angeles County, California, Public Works
            Financing Authority, Revenue Bonds, Regional Park &
            Open Space District, Series A, 5.250%, 10/01/2005....       321,903
    230,000 Los Angeles County, California, Schools Regionalized
            Business Services Certificate of Participation,
            Series B, (MBIA),
            4.400%, 07/01/2003...................................       236,065
    500,000 Los Angeles, California, Department of Airports,
            Airport Revenue Bonds, Series A, (FGIC),
            6.000%, 05/15/2005...................................       547,885
    250,000 Los Angeles, California, Municipal Improvement
            Corporation, Equipment Real Property, Certificates of
            Participation, (AMBAC),
            4.500%, 12/01/2001...................................       252,663
    150,000 Los Angeles, California, Municipal Improvement
            Corporation, Sanitation Equipment Charge Revenue
            Bonds, Series A, (FSA),
            4.875%, 02/01/2006...................................       158,531
    400,000 Los Angeles, California, Municipal Improvement
            Corporation, Sanitation Equipment Charge Revenue
            Bonds, Series B, (AMBAC),
            4.300%, 02/01/2004...................................       410,144
    750,000 Los Angeles, California, Municipal Improvement
            Corporation, Sanitation Equipment Charge Revenue
            Bonds, Series B, (AMBAC),
            4.600%, 02/01/2006...................................       783,592
    400,000 Los Angeles, California, State Building Authority
            Lease Revenue Bonds, California Department of General
            Services, Series A, 5.600%, 05/01/2004...............       426,080
    500,000 Los Angeles, California, Unified School District
            General Obligation Bonds, Series A, (FGIC),
            4.400%, 07/01/2003...................................       513,185
  1,000,000 Los Angeles, California, Wastewater Systems Revenue
            Bonds, Series A, (FGIC),
            5.500%, 06/01/2010...................................     1,109,970
  1,000,000 Marin, California, Municipal Water District, Water
            Revenue Bonds, 5.250%, 07/01/2005....................     1,055,190

 Principal                                                             Value
   Amount                                                            (Note 1)
 ----------                                                         -----------

 TAX-EXEMPT SECURITIES -- (continued)
 $  500,000 Metropolitan Water District of Southern California,
            General Obligation Bonds, Series A,
            5.250%, 03/01/2008...................................   $   541,460
    250,000 Metropolitan Water District of Southern California,
            Waterworks Revenue Bonds, Series A,
            4.250%, 07/01/2003...................................       255,787
  1,000,000 Metropolitan Water District of Southern California,
            Waterworks Revenue Bonds, 5.750%, 07/01/2009.........     1,120,280
    400,000 Metropolitan Water District of Southern California,
            Waterworks Revenue Bonds, Series A,
            7.000%, 07/01/2002...................................       419,232
    200,000 Metropolitan Water District of Southern California,
            Waterworks Revenue Bonds, Series B, (MBIA), 5.250%,
            07/01/2007...........................................       216,778
    975,000 Modesto, California, Irrigation District Financing
            Authority Revenue Bonds, Series A, (MBIA), 5.450%,
            10/01/2007...........................................     1,067,956
    350,000 M-S-R Public Power Agency, California, San Juan
            Project Revenue Bonds, Series F, (AMBAC),
            5.650%, 07/01/2003...................................       368,620
    250,000 Northern California Power Agency, Public Power
            Revenue Bonds, Geothermal Project, Series A, (AMBAC),
            5.500%, 07/01/2005...................................       269,740
    125,000 Northern California Power Agency, Public Power
            Revenue Bonds, Series A, (AMBAC),
            5.600%, 07/01/2006...................................       136,963
    250,000 Novato, California, General Obligation Bonds, Series
            A, (MBIA), 6.250%, 08/01/2007........................       285,190
  1,100,000 Orange County, California, Local Transportation
            Authority Sales Tax Revenue Bonds, 1st Senior,
            (AMBAC),
            6.000%, 02/15/2008...................................     1,239,997
  1,000,000 Orange County, California, Local Transportation
            Authority Sales Tax Revenue Bonds, 2nd Senior,
            (FGIC), 6.000%, 02/15/2007...........................     1,118,520
    250,000 Sacramento County, California, Public Facilities
            Project, Certificates of Participation, (MBIA),
            4.875%, 02/01/2005...................................       262,377
    255,000 Sacramento, California, City Financing Authority
            Lease Revenue Bonds, Series A, (AMBAC),
            5.050%, 11/01/2006...................................       273,786

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2001
California Tax-Exempt Income Fund -- (continued)




 Principal                                                             Value
   Amount                                                            (Note 1)
 ----------                                                         -----------

 TAX-EXEMPT SECURITIES -- (continued)
 $  400,000 Sacramento County, California, Sanitation District
            Financing Authority Revenue Bonds,
            5.500%, 12/01/2005...................................   $   435,168
    300,000 San Bernardino County, California, Certificates of
            Participation, Medical Center Financing Project,
            (MBIA), 5.500%, 08/01/2007...........................       327,888
    255,000 San Bernardino County, California, Transportation
            Authority Sales Tax Revenue Bonds, Series A, (MBIA),
            4.625%, 03/01/2005...................................       265,575
    750,000 San Diego, California, Metropolitan Transportation
            District Board Authority Lease Revenue Bonds, 5.100%,
            09/01/2003...........................................       783,285
    175,000 San Diego, California, Open Space Park Facilities
            District No. 1, General Obligation Bonds,
            5.500%, 01/01/2004...................................       184,769
    300,000 San Diego, California, Public Facilities Financing
            Authority, Sewer Revenue Bonds, Series B, (FGIC),
            5.000%, 05/15/2008...................................       320,661
    250,000 San Diego, California, Public Safety Communications
            Project, General Obligation Bonds,
            6.500%, 07/15/2008...................................       290,492
    875,000 San Francisco, California, Bay Area Rapid Transit
            District, Sales Tax Revenue Bonds,
            5.500%, 07/01/2007...................................       960,479
  1,500,000 San Francisco, California, City and County Airport
            Commission, International Airport Revenue Bonds,
            Series 20, (MBIA), 5.000%, 05/01/2006................     1,598,010
    680,000 San Francisco, California, City and County General
            Obligation Bonds, Series 1, (FGIC),
            4.500%, 06/15/2005...................................       706,840
  1,020,000 San Francisco, California, City and County Parking
            Authority, Parking Meter Revenue Bonds, Series 1,
            (FGIC),
            4.000%, 06/01/2006...................................     1,039,972
    325,000 San Francisco, California, City and County Public
            Utilities Commission, Water Revenue Bonds, Series A,
            6.500%, 11/01/2004...................................       357,487
    500,000 San Jose, California, Redevelopment Agency Tax
            Allocation Bonds, Merged Area Redevelopment Project,
            (AMBAC), 5.000%, 08/01/2007..........................       535,460

 Principal                                                             Value
   Amount                                                            (Note 1)
 ----------                                                         -----------

 TAX-EXEMPT SECURITIES -- (continued)
 $  625,000 San Jose, California, Redevelopment Agency Tax
            Allocation Revenue Bonds, Merged Area Redevelopment
            Project, (AMBAC), 4.750%, 08/01/2005.................   $   656,587
    300,000 San Mateo County, California, JT Powers Authority
            Lease Revenue Bonds, San Mateo Community Health Care
            Center, Series A, (FSA), 5.600%, 07/15/2004..........       319,827
    500,000 San Mateo County, California, Transportation
            Authority Revenue Bonds, Series A, (MBIA),
            4.200%, 06/01/2004...................................       512,620
    750,000 San Mateo County, California, Transportation District
            Sales Tax Revenue Bonds, Series A, (FSA), 5.000%,
            06/01/2009...........................................       803,347
    150,000 Santa Barbara County, California, Local
            Transportation Authority Sales Tax Revenue Bonds,
            (FGIC), 4.900%, 04/01/2006...........................       156,918
    175,000 Santa Clara County, California, Financing Authority
            Lease Revenue Bonds, Series A, (AMBAC),
            4.300%, 11/15/2003...................................       179,918
    500,000 Santa Clara County, California, Transportation
            District Sales Tax Revenue Bonds, Series A,
            4.500%, 06/01/2006...................................       520,275
  1,000,000 Southern California Public Power Authority, Southern
            Transmission Project Revenue Bonds, (MBIA), 5.250%,
            07/01/2009...........................................     1,087,340
  1,000,000 University of California Revenue Bonds, Multiple
            Purpose Projects, Series A, (MBIA),
            6.000%, 09/01/2002...................................     1,040,750
    600,000 University of California Revenue Bonds, Multiple
            Purpose Projects, Series F, (FGIC),
            5.000%, 09/01/2008...................................       637,656
    500,000 Ventura County, California, Community College
            District, Certificates of Participation, (AMBAC),
            4.000%, 12/01/2002...................................       508,260
    250,000 West Basin, California, Municipal Water District,
            Certificates of Participation, Series A, (AMBAC),
            3.875%, 08/01/2002...................................       252,910
                                                                    -----------
                                                                     44,113,261
                                                                    -----------

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2001
California Tax-Exempt Income Fund -- (continued)




 Principal                                                            Value
   Amount                                                           (Note 1)
 ----------                                                        -----------

 TAX-EXEMPT SECURITIES -- ESCROWED IN
 U.S. GOVERNMENTS -- 15.32%
 $  100,000 California Educational Facilities Authority, Santa
            Clara University Revenue Bonds, (MBIA),
            4.900%, 09/01/2006
            (Prerefunded 09/01/2006 @ 100).......................  $   106,536
    300,000 California State Public Works Board, Lease Revenue
            Bonds, Secretary of State, Series A,
            6.750%, 12/01/2012
            (Prerefunded 12/01/2002 @ 102).......................      323,457
    750,000 California State General Obligation Bonds,
            6.000%, 08/01/2019
            (Prerefunded 08/01/2004 @ 102).......................      826,440
  1,305,000 California State General Obligation Bonds,
            5.900%, 04/01/2023
            (Prerefunded 04/01/2003 @ 102).......................    1,398,007
    200,000 California State Public Works Board, Lease Revenue
            Bonds, Various California State University Projects,
            Series A,
            6.600%, 12/01/2022
            (Prerefunded 12/01/2002 @ 102).......................      215,156
    260,000 California State Public Works Board, Lease Revenue
            Bonds, Various California State University Projects,
            Series A,
            6.625%, 10/01/2010
            (Prerefunded 10/01/2002 @ 102).......................      278,385
    200,000 California State Public Works Board, Lease Revenue
            Bonds, Various California State University Projects,
            Series A, (AMBAC), 6.400%, 12/01/2016
            (Prerefunded 12/01/2002 @ 102).......................      214,514
    500,000 Central Coast Water Authority, California, Revenue
            Bonds, State Water Project Regional Facilities,
            Series A, (AMBAC), 6.600%, 10/01/2022
            (Prerefunded 10/01/2002 @ 102).......................      535,175
    250,000 East Bay, California, Municipal Utilities District
            Wastewater Treatment System Revenue Bonds, (AMBAC),
            6.375%, 06/01/2021
            (Prerefunded 12/01/2001 @ 102).......................      260,687
  1,000,000 Long Beach, California, Water Revenue Bonds,
            6.250%, 05/01/2024
            (Prerefunded 05/01/2004 @102)........................    1,103,330

 Principal                                                             Value
   Amount                                                            (Note 1)
 ----------                                                         -----------

 TAX-EXEMPT SECURITIES -- ESCROWED IN U.S. GOVERNMENTS -- (continued)
 $  125,000 Los Angeles County, California, Department of Water &
            Power Electric Plant Revenue Bonds, (AMBAC),
            4.600%, 08/15/2006
            (Prerefunded 08/15/2003 @ 102).......................   $   130,829
    125,000 Los Angeles County, California, Department of Water &
            Power Electric Plant Revenue Bonds, (AMBAC),
            4.600%, 08/15/2009
            (Prerefunded 08/15/2003 @ 102).......................       130,104
    175,000 Los Angeles County, California, Transportation
            Commission Sales Tax Revenue Bonds, Series A, 6.750%,
            07/01/2019
            (Prerefunded 07/01/2002 @ 102).......................       186,169
    125,000 Northern California Power Agency, Public Power
            Revenue Bonds, Series A, (AMBAC),
            5.600%, 07/01/2006
            (Escrowed to maturity)...............................       137,088
    750,000 Richmond, California, Redevelopment Agency Tax
            Allocation Revenue Bonds, Harbor Redevelopment
            Project, (FSA), 7.000%, 07/01/2009
            (Prerefunded 07/01/2002 @ 102).......................       800,130
    825,000 San Bernardino County, California, Medical Center
            Financing Project Certificates of Participation,
            Series A, (MBIA),
            5.500%, 08/01/2022
            (Prerefunded 08/01/2005 @ 102).......................       906,947
    500,000 San Francisco, California, Bay Area Rapid Transit
            District, Sales Tax Revenue Bonds, (FGIC),
            5.500%, 07/01/2020
            (Prerefunded 07/01/2005 @ 102).......................       544,625
    250,000 Santa Monica-Malibu, California, Malibu Unified
            School District, Public Schools Facilities
            Reconstruction Projects,
            5.500%, 08/01/2015
            (Prerefunded 08/01/2003 @ 102).......................       267,650
                                                                    -----------
                                                                      8,365,229
                                                                    -----------

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2001
California Tax-Exempt Income Fund -- (continued)




                                                                        Value
 Shares                                                               (Note 1)
 -------                                                             -----------

 OTHER INVESTMENTS -- 3.05%
 843,489 Federated California Money Fund..........................   $   843,489
 824,018 Provident California Money Fund..........................       824,018
                                                                     -----------
                                                                       1,667,507
                                                                     -----------

TOTAL INVESTMENTS
(Cost $52,758,875*)........................................  99.16% $54,145,997
OTHER ASSETS AND LIABILITIES (NET).........................   0.84      458,586
                                                            ------  -----------
NET ASSETS................................................. 100.00% $54,604,583
                                                            ======  ===========

--------
*Aggregate cost for Federal tax and book purposes.
AMBAC--American Municipal Bond Assurance Corp.
FGIC--Financial Guaranty Insurance Corp.
FSA--Financial Security Assurance
MBIA--Municipal Bond Insurance Assoc.

Note:
 These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Investment Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

 At March 31, 2001, approximately, 15% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, which the Fund relies on. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

 At March 31, 2000, approximately, 99% of the net assets are invested in California municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

                       See Notes to Financial Statements

                       EXCELSIOR TAX-EXEMPT FUNDS, INC.

                         NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

  Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund") was incorporated under the laws of the State of Maryland on August 8, 1984 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

  Excelsior Tax-Exempt Fund currently offers shares in seven managed investment portfolios, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Long-Term Tax-Exempt Fund, Intermediate-Term Tax-Exempt Fund, Short-Term Tax-Exempt Securities Fund, New York Intermediate-Term Tax-Exempt Fund and California Tax-Exempt Income Fund (the "Portfolios"). Such policies are in conformity with generally accepted accounting principles and are consistently followed by Excelsior Tax-Exempt Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. In November 2000, the American Institute of Certified Public Accounts (the "AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Portfolios does not anticipate that the adoption of the Guide will have a significant effect on the Portfolios' financial statements. The financial statements for the remaining portfolios of Excelsior Tax-Exempt Fund and Excelsior Funds, Inc. ("Excelsior Fund") are presented separately.

  (a) Portfolio valuation:

    Securities are valued each business day as of the close of the New York Stock Exchange after consultation with an independent pricing service (the "Service"). When in the judgement of the Service, quoted bid prices for securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and ask prices (as calculated by the Service based upon its evaluation of the market for such securities). Short-term debt instruments with remaining maturities of 60 days or less, and variable rate demand notes and securities with put options exercisable within one year, are valued at amortized cost, which approximates market value. Securities and other assets for which market quotations are not readily available are valued at fair value pursuant to guidelines adopted by Excelsior Tax-Exempt Fund's Board of Directors.

  (b) Security transactions and investment income:

    Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis.

  (c) Dividends and distributions to shareholders:

    Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least annually. Dividends and distributions are recorded on the ex-dividend date.

    Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of losses on wash sales and net capital losses incurred after October 31 and within the taxable year ("Post-October losses").

    In order to avoid a Federal excise tax, each Portfolio is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

  (d) Federal taxes:

    It is the policy of Excelsior Tax-Exempt Fund that each Portfolio continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

    At March 31, 2001, the following Portfolios had approximate capital loss carryforwards for Federal tax purposes available to offset future net capital gains through the indicated expiration dates:

                                             Expiration Date March 31,
                                     -----------------------------------------
                                       2003      2008       2009      Total
                                     -------- ---------- ---------- ----------
   Long-Term Tax-Exempt Fund........      --  $1,690,000 $3,700,000 $5,390,000
   Intermediate-Term Tax-Exempt
    Fund............................      --      18,000  2,614,000  2,632,000
   Short-Term Tax-Exempt Securities
    Fund............................ $319,000     66,000    436,000    821,000
   New York Intermediate-Term Tax-
    Exempt Fund.....................      --   1,353,000    560,000  1,913,000

    Post-October losses are deemed to arise on the first business day of a Portfolio's next taxable year. New York Intermediate-Term Tax-Exempt Fund incurred, and elected to defer, net capital losses of approximately $97,000, for the year ended March 31, 2001.

    At March 31, 2001, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

                                      Tax Basis     Tax Basis    Net Unrealized
                                      Unrealized    Unrealized    Appreciation
                                     Appreciation (Depreciation) (Depreciation)
                                     ------------ -------------- --------------
   Long-Term Tax-Exempt Fund.......  $ 2,165,315    $(591,422)    $ 1,573,893
   Intermediate-Term Tax-Exempt
    Fund...........................   15,187,090      (23,500)     15,163,590
   Short-Term Tax-Exempt Securities
    Fund...........................    1,100,908       (4,170)      1,096,738
   New York Intermediate Tax-Exempt
    Fund...........................    5,247,167       (4,210)      5,242,957
   California Tax-Exempt Income
    Fund...........................    1,402,007      (14,885)      1,387,122

  (e) Expense allocation:

    Expenses directly attributable to a Portfolio are charged to that Portfolio. Other expenses are allocated to the respective Portfolios based on average daily net assets.

2. Investment Advisory Fee, Administration Fee and Related Party Transactions

  United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company (collectively with U.S. Trust NY, "U.S. Trust") serve as the investment adviser to the Portfolios. U.S. Trust has delegated the daily management of the security holdings of the California Tax-Exempt Income Fund to U.S. Trust Company, N.A. ("U.S. Trust, N.A."). For the services provided pursuant to the Investment Advisory Agreements, U.S. Trust is entitled to receive a fee, computed daily and paid monthly, at the annual rates of 0.30% of the average daily net assets of Short-Term Tax-Exempt Securities Fund, 0.35% of the average daily net assets of Intermediate-Term Tax-Exempt Fund and 0.50% of the average daily net assets of each of New York Intermediate-Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund and California Tax-Exempt Income Fund. U.S. Trust, N.A. is compensated only by U.S. Trust and receives no fee directly from California Tax-Exempt Income Fund. U.S. Trust NY is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company is a Connecticut state bank and trust company. U.S. Trust, N.A. is a national bank. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab").

  U.S. Trust Company, J.P. Morgan Investor Services Co., (formerly Chase Global Funds Services Company) a corporate affiliate of The Chase Manhattan Bank and Federated Administrative Services (collectively, the "Administrators") provide administrative services to Excelsior Tax-Exempt Fund. For the services provided to the Portfolios, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Tax-Exempt Fund, Excelsior Fund, and Excelsior Institutional Trust (excluding the international equity portfolios of Excelsior Fund and Excelsior Institutional Trust), all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million, and 0.150% over $400 million. Administration fees payable by each Portfolio of the three investment companies are determined in proportion to the relative average daily net assets of the respective Portfolios for the period paid. For the year ended March 31, 2001, administration fees charged by U.S. Trust Company were as follows:

Long-Term Tax-Exempt Fund............................................. $ 60,767
Intermediate-Term Tax-Exempt Fund.....................................  152,694
Short-Term Tax Exempt Securities Fund.................................   29,311
New York Intermediate-Term Tax-Exempt Fund............................   67,369
California Tax-Exempt Income Fund.....................................   29,965

  From time to time, as they may deem appropriate in their sole discretion, U.S. Trust and the Administrators may undertake to waive a portion or all of the fees payable to them and also may reimburse the Portfolios for a portion of other expenses. U.S. Trust has contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses through March 31, 2001 to the extent necessary to keep total operating expenses from exceeding the following annual percentages of each Portfolio's average daily net assets:

Long-Term Tax-Exempt Fund................................................. 0.80%
Intermediate-Term Tax-Exempt Fund......................................... 0.65%
Short-Term Tax Exempt Securities Fund..................................... 0.60%
New York Intermediate-Term Tax-Exempt Fund................................ 0.80%
California Tax-Exempt Income Fund......................................... 0.50%

  U.S. Trust has extended the above contractual agreements for each Portfolio through the fiscal year ending March 31, 2002.

  For the year ended March 31, 2001, no reimbursements were required pursuant to the above except with regard to California Tax-Exempt Income Fund for which U.S. Trust waived investment advisory fees totaling $194,016.

  Excelsior Tax-Exempt Fund has also entered into administrative servicing agreements with various service organizations (which may include affiliates of U.S. Trust) requiring them to provide administrative support services to their customers owning shares of the Portfolios. As a consideration for the administrative services provided by each service organization to its customers, each Portfolio will pay the service organization an administrative servicing fee at the annual rate of up to 0.40% of the average daily net asset value of its shares held by the service organizations' customers. Such services may include assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements.

  Administrative servicing fees paid to affiliates of U.S. Trust by the Portfolios amounted to $440,543 for the year ended March 31, 2001. Through July 31, 2000, U.S. Trust and the Administrators voluntarily agreed to waive investment advisory and administrative fees payable by each Portfolio in an amount equal to the administrative servicing fees expense (including fees paid to affiliates of U. S. Trust) by such Portfolio. Effective August 1, 2000, U.S. Trust has voluntarily agreed to continue waiving investment advisory and administrative fees payable by each Portfolio in an amount equal to the administrative servicing fee expense paid to subsidiaries of U.S. Trust Corporation. For the year ended March 31, 2001, U.S. Trust and the Administrators waived investment advisory and administrative fees in amounts equal to administrative servicing fees for the Portfolios as follows:

                                                       U.S. Trust Administrators
                                                       ---------- --------------
Long-Term Tax-Exempt Fund.............................  $ 66,883      $4,858
Intermediate-Term Tax-Exempt Fund.....................   202,054         367
Short-Term Tax-Exempt Securities Fund.................    38,412          90
New York Intermediate-Term Tax-Exempt Fund............    31,335          93
California Tax-Exempt Income Fund.....................    88,780         --

  Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors, Inc., serves as the distributor of Excelsior Tax-Exempt Fund. Shares of each Portfolio are sold without a sales charge on a continuous basis by the Distributor.

  Each Independent Director of Excelsior Tax-Exempt Fund receives an annual fee of $9,000, plus a meeting fee of $1,500 for each meeting attended, and is reimbursed for expenses incurred for attending meetings. The Chairman receives an additional annual fee of $5,000. Each member of the Nominating Committee receives an annual fee of $2,000 for services in connection with this committee.

3. Purchases and Sales of Securities

  For the year ended March 31, 2001, purchases and sales and maturities of securities, excluding short-term investments, for the Portfolios aggregated:

                                                       Purchases      Sales
                                                      ------------ ------------
Long-Term Tax-Exempt Fund............................ $ 68,894,450 $ 68,659,600
Intermediate-Term Tax-Exempt Fund....................  259,566,600  243,605,880
Short-Term Tax-Exempt Securities Fund................   50,748,705   23,946,887
New York Intermediate-Term Tax-Exempt Fund...........   48,281,400   48,904,900
California Tax-Exempt Income Fund....................    3,284,140   13,851,820

4. Common Stock

  Excelsior Tax-Exempt Fund currently has authorized capital of 24 billion shares of Common Stock, 15 billion of which is currently classified to represent interests in one of seven separate investment portfolios. Authorized capital currently classified for each Portfolio is as follows: 500 million shares each of Long-Term Tax-Exempt Fund, Intermediate-Term Tax-Exempt Fund, Short-Term Tax-Exempt Securities Fund, New York Intermediate-Term Tax-Exempt Fund, and California Tax-Exempt Income Fund.

  Each share has a par value of $.001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable and tax-exempt earnings on the assets belonging to such Portfolio as are declared at the discretion of Excelsior Tax-Exempt Fund's Board of Directors.

                                     Long-Term Tax-Exempt Fund
                         ----------------------------------------------------
                               Year Ended                 Year Ended
                                03/31/01                   03/31/00
                         ------------------------  --------------------------
                           Shares       Amount       Shares        Amount
                         ----------  ------------  -----------  -------------
Sold....................  5,655,280  $ 52,947,087    4,796,719  $  43,954,116
Issued as reinvestment
 of dividends...........    112,184     1,032,818      175,131      1,600,713
Redeemed................ (5,252,480)  (48,280,155)  (9,896,677)   (89,469,040)
                         ----------  ------------  -----------  -------------
Net Increase
 (Decrease).............    514,984  $  5,699,750   (4,924,827) $ (43,914,211)
                         ==========  ============  ===========  =============
                                 Intermediate-Term Tax-Exempt Fund
                         ----------------------------------------------------
                               Year Ended                 Year Ended
                                03/31/01                   03/31/00
                         ------------------------  --------------------------
                           Shares       Amount       Shares        Amount
                         ----------  ------------  -----------  -------------
Sold.................... 11,608,395  $108,051,249   10,371,591  $  94,757,413
Issued as reinvestment
 of dividends...........     77,882       722,196       73,949        674,958
Redeemed................ (8,349,730)  (76,945,832) (12,262,909)  (111,689,795)
                         ----------  ------------  -----------  -------------
Net Increase
 (Decrease).............  3,336,547  $ 31,827,613   (1,817,369) $ (16,257,424)
                         ==========  ============  ===========  =============

                                Short-Term Tax-Exempt Securities Fund
                           ---------------------------------------------------
                                 Year Ended                 Year Ended
                                  03/31/01                   03/31/00
                           ------------------------  -------------------------
                             Shares       Amount       Shares        Amount
                           ----------  ------------  -----------  ------------
Sold.....................   5,990,897  $ 42,625,010    5,815,331  $ 40,964,486
Issued as reinvestment of
 dividends...............      21,357       151,126       15,153       107,218
Redeemed.................  (2,087,916)  (14,732,858)  (4,399,976)  (31,069,136)
                           ----------  ------------  -----------  ------------
Net Increase.............   3,924,338  $ 28,043,278    1,430,508  $ 10,002,568
                           ==========  ============  ===========  ============
                              New York Intermediate-Term Tax-Exempt Fund
                           ---------------------------------------------------
                                 Year Ended                 Year Ended
                                  03/31/01                   03/31/00
                           ------------------------  -------------------------
                             Shares       Amount       Shares        Amount
                           ----------  ------------  -----------  ------------
Sold.....................   4,294,998  $ 36,747,745    7,826,206  $ 66,787,349
Issued as reinvestment of
 dividends...............      41,353       354,246       79,644       674,800
Redeemed.................  (3,129,431)  (26,728,294) (10,349,466)  (87,417,641)
                           ----------  ------------  -----------  ------------
Net Increase (Decrease)..   1,206,920  $ 10,373,697   (2,443,616) $(19,955,492)
                           ==========  ============  ===========  ============
                                  California Tax-Exempt Income Fund
                           ---------------------------------------------------
                                 Year Ended                 Year Ended
                                  03/31/01                   03/31/00
                           ------------------------  -------------------------
                             Shares       Amount       Shares        Amount
                           ----------  ------------  -----------  ------------
Sold.....................   1,523,326  $ 10,965,705    3,813,698  $ 27,079,234
Issued as reinvestment of
 dividends...............       4,926        35,356        3,378        23,890
Redeemed.................  (3,249,014)  (23,392,003)  (3,565,420)  (25,328,436)
                           ----------  ------------  -----------  ------------
Net Increase (Decrease)..  (1,720,762) $(12,390,942)     251,656  $  1,774,688
                           ==========  ============  ===========  ============

5. Organization Costs:

  Excelsior Tax-Exempt Fund has borne all costs in connection with the initial organization of new portfolios, including the fees for registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs are being amortized on the straight-line basis over periods of five years from the dates on which each Portfolio commenced operations.

6. Line of Credit:

  The Portfolios and other affiliated funds participate in a $25 million ($250 million prior to February 28, 2001) unsecured line of credit provided by The Chase Manhattan Bank under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Portfolio shares. Interest is charged to each Portfolio, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.50% per year. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Portfolios at the end of each quarter. For the year ended March 31, 2001, the Portfolios had no borrowings under the agreement.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders
and Boards of Directors of
Excelsior Tax-Exempt Funds, Inc.

  We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Long-Term Tax-Exempt, Intermediate-Term Tax-Exempt, Short-Term Tax-Exempt Securities, New York Intermediate-Term Tax-Exempt, and California Tax-Exempt Income Portfolios (five of the portfolios constituting the Excelsior Tax-Exempt Funds, Inc.) (the "Funds") as of March 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned Portfolios of Excelsior Tax-Exempt Funds, Inc. at March 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                         /s/ Ernst and Young LLP

Boston, Massachusetts
May 15, 2001

                      Federal Tax Information: (Unaudited)

  For the year ended March 31, 2001, the percentage of exempt interest dividends paid was approximated as follows:

                                                                    Exempt
                                                              Interest Dividends
                                                              ------------------
Long-Term Tax-Exempt Fund....................................       99.50%
Intermediate-Term Tax-Exempt Fund............................      100.00%
Short-Term Tax-Exempt Securities Fund........................      100.00%
New York Intermediate-Term Tax-Exempt Fund...................       99.81%
California Tax-Exempt Income Fund............................      100.00%